UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 21, 2007

INSIGHT HEALTH SERVICES HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-75984	04-3570028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26250 Enterprise Court, Suite 100, Lake Forest, CA		92630
(Address of principal executive offices)		(Zip Code)

(949) 282-6000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On May 21, 2007, InSight Health Services Holdings Corp. (the “Company”) issued a press release announcing that the expiration date of the registered exchange offer for the 9 7/8% Senior Subordinated Notes due 2011 of the Company’s wholly-owned subsidiary, InSight Health Services Corp., had been extended until 5:00 p.m., New York City time, on May 25, 2007, unless further extended.  The press release announcing the extension of the exchange offer is filed herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of InSight Health Services Holdings Corp. dated May 21, 2007, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHT HEALTH SERVICES HOLDINGS CORP.

May 21, 2007	By:	/s/ Brian G. Drazba
	Name:	Brian G. Drazba
	Title:	Senior Vice President and
Chief Accounting Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of InSight Health Services Holdings Corp. dated May 21, 2007, filed herewith.